UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                October 27, 2014

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 31, 2014, Pepco Holdings, Inc. (Pepco Holdings) issued a news release announcing its operating results for the third quarter of 2014. The news release is furnished as Exhibit 99 to this Form 8-K. The information being furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), except as shall be expressly set forth by specific reference in such filing. Exhibit 99 is hereby incorporated by reference in response to this Item 2.02.

Item 3.02.	Recent Sales of Unregistered Securities.

On October 27, 2014, Pepco Holdings issued 1,800 originally issued shares of non-voting, non-convertible and non-transferable Series A preferred stock, par value $0.01 per share (the Preferred Stock), to Exelon Corporation, a Pennsylvania corporation (Exelon), for a purchase price of $18,000,000. The Preferred Stock was issued in connection with that certain Subscription Agreement (the Subscription Agreement), dated April 29, 2014, between Pepco Holdings and Exelon, pursuant to which Pepco Holdings issued to Exelon on April 30, 2014, 9,000 originally issued shares of Preferred Stock for a purchase price of $90,000,000. The Subscription Agreement was entered into in connection with the execution of that certain Agreement and Plan of Merger, dated April 29, 2014, as amended and restated on July 18, 2014, among Exelon, Purple Acquisition Corp., an indirect, wholly-owned subsidiary of Exelon (Merger Sub), and Pepco Holdings, providing for the merger of Merger Sub with and into Pepco Holdings, with Pepco Holdings surviving the merger as an indirect, wholly-owned subsidiary of Exelon. Under the terms of the Subscription Agreement, Exelon also committed to purchase 1,800 originally issued shares of Preferred Stock for a purchase price of $18,000,000 at the end of each 90 day period following the date of the Subscription Agreement, up to an aggregate of 18,000 shares of Preferred Stock, for a maximum aggregate consideration of $180,000,000. There are currently 12,600 shares of Preferred Stock issued and outstanding, all of which are held by Exelon.

The issuance of the Preferred Stock was exempt from the registration requirement of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof because such issuance did not involve a public offering.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

	Exhibit No.	Description of Exhibit

	99	News Release of Pepco Holdings, Inc., dated October 31, 2014

The following exhibits are filed herewith:

	Exhibit No.	Description of Exhibit

	4	Certificate of Series A Non-Voting Non-Convertible Preferred Stock (incorporated by reference from Exhibit 4.1 to Pepco Holdings, Inc.’s Form 8-K, April 30, 2014)
	10	Subscription Agreement, dated April 29, 2014, by and between Pepco Holdings, Inc. and Exelon Corporation (incorporated by reference from Exhibit 2.2 to Pepco Holdings, Inc.’s Form 8-K, April 30, 2014)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	October 30, 2014	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBIT FURNISHED HEREWITH

Exhibit No.	Description of Exhibit

99	News Release of Pepco Holdings, Inc., dated October 31, 2014

INDEX TO EXHIBITS FILED HEREWITH

Exhibit No.	Description of Exhibit

4	Certificate of Series A Non-Voting Non-Convertible Preferred Stock (incorporated by reference from Exhibit 4.1 to Pepco Holdings, Inc.’s Form 8-K, April 30, 2014)
10	Subscription Agreement, dated April 29, 2014, by and between Pepco Holdings, Inc. and Exelon Corporation (incorporated by reference from Pepco Holdings, Inc.’s Form 8-K, April 30, 2014)

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